Eaton Vance Florida Plus Limited Maturity Municipals Fund Supplement to Prospectus dated August 1, 2007

The investment objective of Eaton Vance Florida Plus Limited Maturity Municipals Fund (the “Fund”) is to provide a high level of current income exempt from regular federal income tax and limited principal fluctuation. As part of this objective, the Fund has an investment policy to invest substantially all of its net assets (at least 80%) in municipal obligations, the interest on which is exempt from regular federal income tax.

Since January 1, 2008, the Fund has increased its exposure to municipal obligations of issuers outside the State of Florida. Effective June 1, 2008, the Fund will adopt a policy to not invest in an obligation if the interest on that obligation is subject to the federal alternative minimum tax (“AMT”). In connection with these changes, the Fund will change its name to “Eaton Vance AMT-Free Limited Maturity Municipals Fund” effective June 1, 2008. The Fund’s other investment policies will remain unchanged.

May 16, 2008	FPLMPS